DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	September 30, 2013 vs. September 30, 2012		Sep 30, 2013	Sep 30, 2012	2013 vs. 2012
EARNINGS SUMMARY
Interest Income	$1,787	$1,727	$1,708	$1,740	$1,708	$79	5%	$5,222	$4,995	$227	5%
Interest Expense	278	297	298	312	321	(43)	(13%)	873	1,002	(129)	(13%)
Net Interest Income	1,509	1,430	1,410	1,428	1,387	122	9%	4,349	3,993	356	9%
Discount/Interchange Revenue	550	546	492	559	526	24	5%	1,588	1,517	71	5%
Rewards Cost	274	238	229	318	273	1	0%	741	751	(10)	(1%)
Discount and Interchange Revenue, net	276	308	263	241	253	23	9%	847	766	81	11%
Protection Products Revenue	90	88	88	98	104	(14)	(13%)	266	309	(43)	(14%)
Loan Fee Income	78	76	81	83	82	(4)	(5%)	235	241	(6)	(2%)
Transaction Processing Revenue	46	47	53	55	58	(12)	(21%)	146	163	(17)	(10%)
Other Income	63	92	97	111	121	(58)	(48%)	252	202	50	25%
Total Other Income	553	611	582	588	618	(65)	(11%)	1,746	1,681	65	4%

Revenue Net of Interest Expense	2,062	2,041	1,992	2,016	2,005	57	3%	6,095	5,674	421	7%

Provision for Loan Losses	333	240	159	370	136	197	145%	732	482	250	52%

Employee Compensation and Benefits	292	285	290	280	275	17	6%	867	774	93	12%
Marketing and Business Development	174	185	169	187	174	0	0%	528	423	105	25%
Information Processing & Communications	81	85	78	77	71	10	14%	244	214	30	14%
Professional Fees	97	101	104	115	108	(11)	(10%)	302	320	(18)	(6%)
Premises and Equipment	21	20	19	22	19	2	11%	60	56	4	7%
Other Expense	118	144	93	122	194	(76)	(39%)	355	484	(129)	(27%)
Total Other Expense	783	820	753	803	841	(58)	(7%)	2,356	2,271	85	4%

Income Before Income Taxes	946	981	1,080	843	1,028	(82)	(8%)	3,007	2,921	86	3%
Tax Expense	353	379	407	304	391	(38)	(10%)	1,139	1,109	30	3%
Net Income	$593	$602	$673	$539	$637	($44)	(7%)	$1,868	$1,812	$56	3%

Net Income Allocated to Common Stockholders	$579	$588	$659	$530	$631	($52)	(8%)	$1,826	$1,795	$31	2%

Effective Tax Rate	37.3%	38.6%	37.7%	36.1%	38.0%			37.9%	38.0%

Net Interest Margin	9.64%	9.44%	9.39%	9.40%	9.39%	25	bps	9.49%	9.26%	23	bps
ROE	23%	23%	27%	22%	28%			24%	27%

Ending Common Shares Outstanding	479	486	493	498	505	(26)	(5%)	479	505	(26)	(5%)
Weighted Average Common Shares Outstanding	482	489	496	500	510	(28)	(5%)	489	523	(34)	(7%)
Weighted Average Common Shares Outstanding (fully diluted)	484	490	497	502	511	(27)	(5%)	491	524	(33)	(6%)

PER SHARE STATISTICS
Basic EPS	$1.20	$1.20	$1.33	$1.06	$1.24	($0.04)	(3%)	$3.73	$3.43	$0.30	9%
Diluted EPS	$1.20	$1.20	$1.33	$1.06	$1.24	($0.04)	(3%)	$3.72	$3.43	$0.29	8%
Common Stock Price (period end)	$50.54	$47.64	$44.84	$38.55	$39.73	$10.81	27%	$50.54	$39.73	$10.81	27%
Book Value per share	$22.14	$21.52	$20.90	$19.83	$18.18	$3.96	22%	$22.14	$18.18	$3.96	22%

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	September 30, 2013 vs. September 30, 2012		Sep 30, 2013	Sep 30, 2012	2013 vs. 2012
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$918	$1,002	$1,033	$811	$980	($62)	(6%)	$2,953	$2,775	$178	6%
Payment Services	28	(21)	47	32	48	(20)	(42%)	54	146	(92)	(63%)
Total	$946	$981	$1,080	$843	$1,028	($82)	(8%)	$3,007	$2,921	$86	3%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	500	483	442	501	471	29	6%	1,425	1,350	75	6%
PULSE Network	1,053	1,067	1,023	1,067	1,105	(52)	(5%)	3,143	3,261	(118)	(4%)
Total	1,553	1,550	1,465	1,568	1,576	(23)	(1%)	4,568	4,611	(43)	(1%)

NETWORK VOLUME
PULSE Network	$39,458	$40,060	$39,919	$40,441	$40,365	($907)	(2%)	$119,437	$120,122	($685)	(1%)
Network Partners	2,507	2,442	2,246	2,456	2,228	279	13%	7,195	6,427	768	12%
Diners Club International [1]	6,549	6,848	6,644	7,204	7,038	(489)	(7%)	20,041	21,289	(1,248)	(6%)
Total Payment Services	48,514	49,350	48,809	50,101	49,631	(1,117)	(2%)	146,673	147,838	(1,165)	(1%)
Discover Network - Proprietary	28,880	28,551	25,738	29,746	27,662	1,218	4%	83,169	79,631	3,538	4%
Total	$77,394	$77,901	$74,547	$79,847	$77,293	$101	0%	$229,842	$227,469	$2,373	1%

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.
Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	September 30, 2013 vs. September 30, 2012
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$10,820	$11,224	$13,819	$9,106	$13,722	($2,902)	(21%)
Total Loan Receivables	62,738	61,703	60,384	62,598	59,634	3,104	5%
Allowance for Loan Losses	(1,598)	(1,556)	(1,634)	(1,788)	(1,731)	133	8%
Net Loan Receivables	61,140	60,147	58,750	60,810	57,903	3,237	6%
Premises and Equipment, net	639	607	572	538	522	117	22%
Goodwill and Intangible Assets, net	472	475	473	475	478	(6)	(1%)
Other Assets	2,473	2,491	2,525	2,562	2,544	(71)	(3%)
Total Assets	$75,544	$74,944	$76,139	$73,491	$75,169	$375	0%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$28,854	$29,063	$28,724	$28,031	$27,737	$1,117	4%
Brokered Deposits and Other Deposits	14,263	13,505	13,670	14,182	14,329	(66)	0%
Deposits	43,117	42,568	42,394	42,213	42,066	1,051	2%
Borrowings	18,789	18,295	19,520	17,993	19,966	(1,177)	(6%)
Accrued Expenses and Other Liabilities	3,036	3,633	3,926	3,412	3,960	(924)	(23%)
Total Liabilities	64,942	64,496	65,840	63,618	65,992	(1,050)	(2%)
Total Equity	10,602	10,448	10,299	9,873	9,177	1,425	16%
Total Liabilities and Stockholders' Equity	$75,544	$74,944	$76,139	$73,491	$75,169	$375	0%

BALANCE SHEET STATISTICS
Total Common Equity	$10,042	$9,888	$9,739	$9,313	$9,177	$865	9%
Total Common Equity/Total Assets	13.3%	13.2%	12.8%	12.7%	12.2%
Total Common Equity/Net Loans	16.4%	16.4%	16.6%	15.3%	15.8%

Tangible Assets	$75,072	$74,469	$75,666	$73,015	$74,691	$381	1%
Tangible Common Equity [1]	$9,570	$9,413	$9,266	$8,838	$8,699	$871	10%
Tangible Common Equity/Tangible Assets [1]	12.7%	12.6%	12.2%	12.1%	11.6%
Tangible Common Equity/Net Loans [1]	15.7%	15.6%	15.8%	14.5%	15.0%
Tangible Common Equity per share [1]	$19.99	$19.38	$18.80	$17.75	$17.23	$2.76	16%

REGULATORY CAPITAL RATIOS
Total Risk Based Capital Ratio	17.9%	17.8%	17.9%	16.8%	17.1%
Tier 1 Risk Based Capital Ratio	15.6%	15.5%	15.6%	14.5%	13.9%
Tier 1 Common Capital Ratio [2]	14.7%	14.6%	14.7%	13.6%	13.9%
Tier 1 Leverage Ratio	13.7%	13.4%	13.4%	12.7%	11.9%

LIQUIDITY
Liquidity Portfolio	$10,177	$9,717	$12,530	$8,332	$12,449	($2,272)	(18%)
Undrawn Credit Facilities [3]	20,987	18,496	17,415	17,237	16,657	4,330	26%
Total Liquidity	$31,164	$28,213	$29,945	$25,569	$29,106	$2,058	7%

[1] Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule.

[2] Tier 1 Common Capital Ratio is calculated using tier 1 common capital, a non-GAAP measure. The Company believes the tier 1 common capital ratio is meaningful to investors to assess the quality and composition of the Company’s capital. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule.

[3] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio.
Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	September 30, 2013 vs. September 30, 2012
AVERAGE BALANCES
Assets
Cash and Investment Securities	$9,732	$11,097	$10,497	$10,937	$12,083	($2,351)	(19%)
Restricted Cash	438	1,176	720	1,160	998	(560)	(56%)
Credit Card Loans	50,017	49,002	49,267	49,173	47,875	2,142	4%
Private Student Loans	7,941	7,925	7,989	7,750	7,551	390	5%
Personal Loans	3,843	3,511	3,344	3,248	3,074	769	25%
Other Loans	309	355	303	306	235	74	31%
Total Loans	62,110	60,793	60,903	60,477	58,735	3,375	6%
Total Interest Earning Assets	72,280	73,066	72,120	72,574	71,816	464	1%
Allowance for Loan Losses	(1,564)	(1,600)	(1,822)	(1,707)	(1,834)	270	15%
Other Assets	4,352	4,274	4,362	4,192	4,132	220	5%
Total Assets	$75,068	$75,740	$74,660	$75,059	$74,114	$954	1%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$29,009	$28,946	$28,391	$27,890	$27,668	$1,341	5%
Brokered Deposits and Other Deposits	13,414	13,756	13,663	14,119	14,380	(966)	(7%)
Total Interest-bearing Deposits	42,423	42,702	42,054	42,009	42,048	375	1%
Short-term Borrowings	173	270	240	245	189	(16)	(8%)
Securitized Borrowings	15,625	16,412	16,574	17,540	17,341	(1,716)	(10%)
Other Long-term Borrowings	2,778	2,487	2,059	1,829	1,906	872	46%
Total Interest-bearing Liabilities	60,999	61,871	60,927	61,623	61,484	(485)	(1%)
Other Liabilities & Stockholders' Equity	14,069	13,869	13,733	13,436	12,630	1,439	11%
Total Liabilities and Stockholders' Equity	$75,068	$75,740	$74,660	$75,059	$74,114	$954	1%

AVERAGE RATES
Assets
Cash and Investment Securities	0.79%	0.82%	0.89%	0.87%	0.83%	(4)	bps
Restricted Cash	0.09%	0.11%	0.10%	0.12%	0.15%	(6)	bps
Credit Card Loans	12.00%	11.97%	11.94%	12.02%	12.14%	(14)	bps
Private Student Loans	6.51%	6.52%	6.52%	6.48%	6.48%	3	bps
Personal Loans	12.57%	12.51%	12.45%	12.41%	12.41%	16	bps
Other Loans	3.43%	3.27%	3.50%	3.30%	3.39%	4	bps
Total Loans	11.29%	11.24%	11.22%	11.29%	11.39%	(10)	bps
Total Interest Earning Assets	9.81%	9.48%	9.60%	9.54%	9.46%	35	bps

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	1.42%	1.50%	1.53%	1.57%	1.58%	(16)	bps
Brokered Deposits and Other Deposits	1.92%	2.21%	2.36%	2.43%	2.53%	(61)	bps
Total Interest-bearing Deposits	1.58%	1.73%	1.80%	1.86%	1.91%	(33)	bps
Short-term Borrowings	1.78%	1.36%	1.45%	1.32%	1.35%	43	bps
Securitized Borrowings	1.70%	1.78%	1.84%	1.79%	1.87%	(17)	bps
Other Long-term Borrowings	5.91%	6.26%	7.04%	7.87%	7.79%	(188)	bps
Total Interest-bearing Liabilities	1.81%	1.92%	1.99%	2.01%	2.08%	(27)	bps

Net Interest Margin	9.64%	9.44%	9.39%	9.40%	9.39%	25	bps
Net Yield on Interest-earning Assets	8.28%	7.85%	7.93%	7.83%	7.68%	60	bps

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	September 30, 2013 vs. September 30, 2012		Sep 30, 2013	Sep 30, 2012	2013 vs. 2012
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$62,738	$61,703	$60,384	$62,598	$59,634	$3,104	5%	$62,738	$59,634	$3,104	5%
Average Loans [1,2]	$62,110	$60,793	$60,903	$60,477	$58,735	$3,375	6%	$61,273	$57,617	$3,656	6%

Interest Yield	11.29%	11.24%	11.22%	11.29%	11.39%	(10)	bps	11.25%	11.41%	(16)	bps
Net Principal Charge-off Rate	1.86%	2.10%	2.08%	2.06%	2.05%	(19)	bps	2.01%	2.31%	(30)	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	2.00%	2.27%	2.25%	2.24%	2.23%	(23)	bps	2.17%	2.53%	(36)	bps
Delinquency Rate (over 30 days) excluding PCI Loans [3]	1.60%	1.50%	1.68%	1.69%	1.73%	(13)	bps	1.60%	1.73%	(13)	bps
Delinquency Rate (over 90 days) excluding PCI Loans [3]	0.72%	0.73%	0.84%	0.82%	0.81%	(9)	bps	0.72%	0.81%	(9)	bps
Net Principal Charge-off Dollars	$291	$318	$313	$313	$303	($12)	(4%)	$922	$996	($74)	(7%)
Net Interest and Fee Charge-off Dollars	$79	$85	$93	$90	$90	($11)	(12%)	$257	$312	($55)	(18%)
Loans Delinquent Over 30 Days [3]	$933	$861	$940	$981	$947	($14)	(1%)	$933	$947	($14)	(1%)
Loans Delinquent Over 90 Days [3]	$421	$419	$469	$478	$447	($26)	(6%)	$421	$447	($26)	(6%)

Allowance for Loan Loss (period end)	$1,598	$1,556	$1,634	$1,788	$1,731	($133)	(8%)	$1,598	$1,731	($133)	(8%)
Change in Loan Loss Reserves	$42	($78)	($154)	$57	($167)	$209	125%	($190)	($514)	$324	63%
Reserve Rate	2.55%	2.52%	2.71%	2.86%	2.90%	(35)	bps	2.55%	2.90%	(35)	bps
Reserve Rate Excluding PCI Loans [3]	2.73%	2.72%	2.93%	3.09%	3.16%	(43)	bps	2.73%	3.16%	(43)	bps

CREDIT CARD LOANS
Ending Loans	$50,360	$49,791	$48,655	$51,135	$48,434	$1,926	4%	$50,360	$48,434	$1,926	4%
Average Loans	$50,017	$49,002	$49,267	$49,173	$47,875	$2,142	4%	$49,432	$46,991	$2,441	5%

Interest Yield	12.00%	11.97%	11.94%	12.02%	12.14%	(14)	bps	11.97%	12.18%	(21)	bps
Net Principal Charge-off Rate	2.05%	2.34%	2.36%	2.31%	2.34%	(29)	bps	2.25%	2.65%	(40)	bps
Delinquency Rate (over 30 days)	1.67%	1.58%	1.77%	1.79%	1.83%	(16)	bps	1.67%	1.83%	(16)	bps
Delinquency Rate (over 90 days)	0.78%	0.80%	0.91%	0.90%	0.89%	(11)	bps	0.78%	0.89%	(11)	bps
Net Principal Charge-off Dollars	$258	$286	$287	$286	$281	($23)	(8%)	$831	$933	($102)	(11%)
Loans Delinquent Over 30 Days	$843	$789	$862	$917	$887	($44)	(5%)	$843	$887	($44)	(5%)
Loans Delinquent Over 90 Days	$395	$398	$442	$460	$431	($36)	(8%)	$395	$431	($36)	(8%)

Allowance for Loan Loss (period end)	$1,393	$1,360	$1,453	$1,613	$1,565	($172)	(11%)	$1,393	$1,565	($172)	(11%)
Change in Loan Loss Reserves	$33	($93)	($160)	$48	($174)	$207	119%	($220)	($536)	$316	59%
Reserve Rate	2.77%	2.73%	2.99%	3.15%	3.23%	(46)	bps	2.77%	3.23%	(46)	bps

Total Discover Card Volume	$30,275	$29,684	$26,880	$31,085	$29,692	$583	2%	$86,839	$84,001	$2,838	3%
Discover Card Sales Volume	$27,989	$27,574	$24,864	$28,728	$27,109	$880	3%	$80,427	$77,411	$3,016	4%

[1] Total Loans includes mortgages and other loans.

[2] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

[3] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	September 30, 2013 vs. September 30, 2012		Sep 30, 2013	Sep 30, 2012	2013 vs. 2012
PRIVATE STUDENT LOANS
Ending Loans	$8,125	$7,881	$7,987	$7,774	$7,738	$387	5%	$8,125	$7,738	$387	5%
Ending PCI Loans [1]	$4,303	$4,434	$4,561	$4,702	$4,828	($525)	(11%)	$4,303	$4,828	($525)	(11%)

Interest Yield	6.51%	6.52%	6.52%	6.48%	6.48%	3	bps	6.52%	6.45%	7	bps
Net Principal Charge-off Rate	0.60%	0.68%	0.35%	0.38%	0.26%	34	bps	0.54%	0.22%	32	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	1.33%	1.58%	0.82%	1.00%	0.74%	59	bps	1.25%	0.65%	60	bps
Delinquency Rate (over 30 days) excluding PCI Loans [2]	1.60%	1.38%	1.48%	1.22%	1.18%	42	bps	1.60%	1.18%	42	bps

Reserve Rate	1.02%	1.04%	1.04%	0.96%	0.86%	16	bps	1.02%	0.86%	16	bps
Reserve Rate excluding PCI Loans [2]	2.18%	2.38%	2.43%	2.44%	2.30%	(12)	bps	2.18%	2.30%	(12)	bps

PERSONAL LOANS
Ending Loans	$3,995	$3,630	$3,395	$3,296	$3,165	$830	26%	$3,995	$3,165	$830	26%

Interest Yield	12.57%	12.51%	12.45%	12.41%	12.41%	16	bps	12.52%	12.35%	17	bps
Net Principal Charge-off Rate	2.01%	2.24%	2.30%	2.47%	2.09%	(8)	bps	2.18%	2.29%	(11)	bps
Delinquency Rate (over 30 days)	0.65%	0.64%	0.76%	0.77%	0.77%	(12)	bps	0.65%	0.77%	(12)	bps

Reserve Rate	2.66%	2.70%	2.86%	3.02%	3.11%	(45)	bps	2.66%	3.11%	(45)	bps

[1] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

[2] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	September 30, 2013 vs. September 30, 2012		Sep 30, 2013	Sep 30, 2012	2013 vs. 2012
DIRECT BANKING
Interest Income	$1,787	$1,727	$1,708	$1,740	$1,708	$79	5%	$5,222	$4,995	$227	5%
Interest Expense	278	297	298	312	321	(43)	(13%)	873	1,002	(129)	(13%)
Net Interest Income	1,509	1,430	1,410	1,428	1,387	122	9%	4,349	3,993	356	9%
Other Income	475	531	495	501	530	(55)	(10%)	1,501	1,424	77	5%
Revenue Net of Interest Expense	1,984	1,961	1,905	1,929	1,917	67	3%	5,850	5,417	433	8%
Provision for Loan Losses	333	225	159	370	136	197	145%	717	482	235	49%
Total Other Expense	733	734	713	748	801	(68)	(8%)	2,180	2,160	20	1%
Income Before Income Taxes	$918	$1,002	$1,033	$811	$980	($62)	(6%)	$2,953	$2,775	$178	6%

Net Interest Margin	9.65%	9.44%	9.39%	9.40%	9.39%	26	bps	9.49%	9.26%	23	bps
Pretax Return on Loan Receivables	5.88%	6.61%	6.87%	5.34%	6.64%	(76)	bps	6.45%	6.43%	2	bps

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Other Income	78	80	87	87	88	(10)	(11%)	245	257	(12)	(5%)
Revenue Net of Interest Expense	78	80	87	87	88	(10)	(11%)	245	257	(12)	(5%)
Provision for Loan Losses	—	15	—	—	—	—	NM	15	—	15	NM
Total Other Expense	50	86	40	55	40	10	25%	176	111	65	59%
Income Before Income Taxes	$28	($21)	$47	$32	$48	($20)	(42%)	$54	$146	($92)	(63%)

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding.

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate).

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate).

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding.

Effective Tax Rate represents tax expense divided by income before income taxes.

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period.

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments.

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities.

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period.

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period.

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network.

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. To be considered "well-capitalized," total risk-based, tier 1 risk-based, and tier 1 leverage ratios of 10%, 6% and 5% respectively must be maintained. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. Tier 1 Common Capital Ratio represents tier 1 common capital, a non-GAAP measure, divided by risk-weighted assets. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Reserve Rate represents the allowance for loan losses divided by total loans.

Return on Equity represents net income (annualized) divided by average total equity for the reporting period.

Tangible Assets represents total assets less goodwill and intangibles.

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end).

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding.

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles.

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio).

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012
GAAP total common equity	$10,042	$9,888	$9,739	$9,313	$9,177
Less: Goodwill	(284)	(284)	(286)	(286)	(287)
Less: Intangibles	(188)	(191)	(187)	(189)	(191)
Tangible common equity [1]	$9,570	$9,413	$9,266	$8,838	$8,699
Effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital	110	106	83	72	29
Total tier 1 common capital [2]	$9,680	$9,519	$9,349	$8,910	$8,728

GAAP book value per share	$22.14	$21.52	$20.90	$19.83	$18.18
Less: Goodwill	(0.59)	(0.59)	(0.58)	(0.58)	(0.57)
Less: Intangibles	(0.39)	(0.40)	(0.38)	(0.38)	(0.38)
Less: Preferred Stock	(1.17)	(1.15)	(1.14)	(1.12)	0.00
Tangible common equity per share	$19.99	$19.38	$18.80	$17.75	$17.23

[1] Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the company.

[2] Tier 1 common capital, a non-GAAP financial measure, represents common equity and the effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital, less goodwill and intangibles. A reconciliation of tier 1 common capital to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use tier 1 common capital and definitions may vary, so we advise users of this information to exercise caution in comparing tier 1 common capital of different companies. Tier 1 common capital is included to support the tier 1 common capital ratio which is meaningful to investors to assess the quality and composition of the Company’s capital.